Q1 2022 Earnings Presentation MAY   1 6 ,   2 0 2 2

Cautionary Statements And Risk Factors That May Affect Future Results 2 The following presentation for Altus Power, Inc. (as used in this section, “Altus” or the “Company”) has been prepared by Altus’s management. You should read the following discussion  and analysis together with our condensed consolidated financial statements and related notes appearing elsewhere in this Quarterly Report on Form 10-Q, and our 2021 Annual Report  on Form 10-K. Any references in this section to “we,” “our” or “us” shall mean Altus. The following discussion and analysis of financial condition and operating results for Altus Power,  Inc. (as used in this section, “Altus” or the “Company”) has been prepared by Altus’s management. You should read the following discussion and analysis together with our condensed  consolidated financial statements and related notes appearing elsewhere in this Quarterly Report on Form 10-Q, and our 2021 Annual Report on Form 10-K. Any references in this  section to “we,” “our” or “us” shall mean Altus. In addition to historical information, this Quarterly Report on Form 10-Q for the period ended March 31, 2022 (this “Report”), including this  management’s discussion and analysis (“MD&A”), contains statements that are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform  Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans,  strategies and intentions, or our future performance or goals that are based upon management's current expectations. Our forward-looking statements can often be identified by the use  of forward-looking terminology such as "believes," "expects," "intends," "may," “could,” "will," "should," "plans," “projects,” “forecasts,” “seeks,” “anticipates,” “goal,” “objective,” “target,”  “estimate,” “future,” “outlook,” “vision,” or variations of such words or similar terminology. Investors and prospective investors are cautioned that such forward-looking statements are  only projections based on current estimations. These statements involve risks and uncertainties and are based upon various assumptions. Such risks and uncertainties include, but are  not limited to the risks as described in the "Risk Factors" in our 2021 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 24, 2022 (the “2021  Annual Report on Form 10-K.)” These risks and uncertainties, among others, could cause our actual future results to differ materially from those described in our forward-looking  statements or from our prior results. Any forward-looking statement made by us in this Report is based only on information currently available to us and speaks to circumstances only as  of the date on which it is made. We are not obligated to update these forward-looking statements, even though our situation may change in the future.   Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Altus Power’s control, that  could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include,  but are not limited to: (1) the ability of Altus Power to maintain its listing on the New York Stock Exchange; (2) the ability to recognize the anticipated benefits of the recently completed  business combination and related transactions, which may be affected by, among other things, competition, the ability of Altus Power to grow and manage growth profitably, maintain  relationships with customers, business partners, suppliers and agents and retain its management and key employees; (3) changes in applicable laws or regulations; (4) the possibility  that Altus Power may be adversely affected by other economic, business, regulatory and/or competitive factors; and (5) the impact of COVID-19 on Altus Power’s business. This presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Altus Power and is not intended to form the  basis of an investment decision in Altus Power. All subsequent written and oral forward-looking statements concerning Altus Power or other matters and attributable to Altus Power or  any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Q1￿2022￿Earnings

3 Q1 2022  Financials 1 Adjusted￿EBITDA￿is￿a￿non-GAAP￿financial￿measure Please￿see￿the￿Appendix￿for￿a￿reconciliation￿to￿the￿most￿directly￿comparable￿GAAP￿measure $57-63 Million Reaffirmed full year 2022 adjusted EBITDA1 guidance $318.2 Million  Unrestricted cash balance as of March 31, 2022 $8.8 Million  2022 Q1 Adjusted EBITDA1 $19.2 Million 2022 Q1 Operating Revenues Q1￿2022￿Earnings

2021 Quarterly Distribution ($  in  m ill io ns )  ($  in  m ill io ns )  4 1 Adjusted EBITDA is a non-GAAP financial measure Please see the Appendix for a reconciliation to the most directly comparable GAAP measure 1Q21 2Q21 3Q21 4Q21 $12.5 $17.6 $20.1 $21.6 Revenue 1Q21 2Q21 3Q21 4Q21 0 2 4 6 8 10 12 14 $ 6.3 $ 10.1 $ 11.7 $ 12.9 Adjusted EBITDA1 Seasonality expected throughout the year Q1￿2022￿Earnings

# Utility Rate Pressure Building Rapidly

## Variable Rate Contract Exposure Provides Inflation Hedge

**Existing Portfolio**

- Approximately 60% of Altus customer agreements are variable rate contracts, which means revenues increase with utility prices

**New Additions**

- Continued utility rate pressure expected to outstrip solar cost inflation

- We believe utility price inflation drives increasing economic advantage of installing solar

Breakdown of Current Portfolio (362 megawatts)[1]


Fixed Rate
40%
60%
Variable Rate

[1] Percentages shown are approximations as of March 31, 2022

Q1 2022 Earnings
5

Community Solar – An Altus Power Solution for the Residential Segment  Over 5,000 community customers served by almost 40 megawatts of our projects including apartment residents and lower/middle income (LMI) customers  55 megawatts2 of additional community projects agreed including 35 megawatts  Blackstone Link Logistics NJ and 20 megawatts of CBRE IM Maryland programs   Bulk discount to customers drives demand for our projects since Altus bills  customer for power at a fixed discount to the prevailing local utility rate Community solar enables residential customers to sign up as off takers for our commercial-scale projects under  a “virtual” net metering rate, currently offered in IL, MD, MA, MN, NJ, HI1 and NY 6 1 In￿Construction 2￿These￿additions￿are￿approximate￿and￿are￿subject￿to￿completion￿and￿there￿is￿no￿guarantee￿as￿to￿when￿or￿if￿these￿additions￿will￿be￿realized￿and￿contribute￿to￿revenues Q1￿2022￿Earnings

Our Pipeline of Projects1 Potential Operating Acquisitions2 Projects Under Development 7 Over 1 Gigawatt of Actionable Pipeline Ordinary Course Larger Operating 75% 25% In Construction / In Contract / Customer Engagem ent 60% 20% 20% 1 Percentages￿shown￿are￿approximations￿as￿of￿March￿31,￿2022 2￿A￿portion￿of￿these￿acquisitions￿are￿subject￿to￿due￿diligence￿and￿the￿execution￿of￿definitive￿agreements￿and￿there￿is￿no￿guarantee￿ as￿to￿when￿or￿if￿the￿prospective￿acquisitions￿in￿our￿pipeline￿will￿be￿realized￿or￿make￿a￿positive￿contribution￿to￿our￿operating￿results Over 500 MW Over 500 MW Q1￿2022￿Earnings

# Origination – Project Timeline to Completion[1]

## Extended Project Timelines Create Challenges

### Altus Power Self-Developed/Construction

Historical Timeline
12-15 months

Current Timeline Extension
3-6 months

### Channel Partner Fully Developed/Construction

Historical Timeline
6-9 months

Current Timeline Extension
3-6 months

1 All references to timelines refer to time between terms agreed until commercial operations and is based on our historical business operations. There is no guarantee that projects developed in the future will follow the same timeline as our historical operations

Q1 2022 Earnings 8

9 Largest and only public pure play company  in our lucrative and fast-growing sector Focused on growing profitably and equipped  with the capital necessary to carry out our plan Vertically integrated making Altus the one-stop solution for  delivering savings and decarbonization benefits to customers Valuable strategic partnerships that  streamline our customer engagement Altus’ DNA Q1￿2022￿Earnings

Appendix

Non-GAAP Reconciliation 11 Adjusted EBITDA1 Three Months Ended   March 31,   2022 2021 Reconciliation of Net income to Adjusted EBITDA (in thousands) Net income  $           60,135   $                263  Income tax benefit -123 -1,037 Interest expense, net 4,938 3,913 Depreciation, amortization and accretion expense 6,822 4,388 Non-cash compensation expense 1,305 37 Acquisition and entity formation costs 294 147 Loss (gain) on fair value remeasurement of contingent consideration 169 -1,275 Change in fair value of redeemable warrant liability -18,458 —  Change in fair value of alignment shares liability -46,346 —  Other expense (income), net 15 -111 Adjusted EBITDA $ 8,751 $ 6,325 Adjusted EBITDA Margin1 Three Months Ended   March 31,   2022 2021 Reconciliation of Adjusted EBITDA Margin: (in thousands) Adjusted EBITDA  $             8,751   $             6,325  Operating revenues, net 19,199 12,471 Adjusted EBITDA Margin 46% 51% 1 Adjusted￿EBITDA￿and￿Adjusted￿EBITDA￿Margin￿are￿non-GAAP￿financial￿measures

Balance Sheet 12   As of March 31, 2022   As of December 31, 2021 Assets       Current assets:       Cash $ 318,177   $ 325,983 Current portion of restricted cash 2,558   2,544 Accounts receivable, net 8,494   9,218 Other current assets 6,619   6,659 Total current assets 335,848   344,404 Restricted cash, noncurrent portion 1,794   1,794 Property, plant and equipment, net 745,991   745,711 Intangible assets, net 16,377   16,702 Goodwill 601   601 Other assets 3,738   4,037 Total assets $ 1,104,349   $ 1,113,249 Liabilities, redeemable noncontrolling interests, and stockholders' equity       Current liabilities:       Accounts payable $ 2,394   $ 3,591 Interest payable 4,362   4,494 Current portion of long-term debt 21,218   21,143 Other current liabilities 3,500   3,663 Total current liabilities 31,474   32,891 Redeemable warrant liability 31,475   49,933 Alignment shares liability 81,114   127,474 Long-term debt, net of unamortized debt issuance costs and current portion 521,869   524,837 Intangible liabilities, net 12,847   13,758 Asset retirement obligations 7,688   7,628 Deferred tax liabilities, net 9,473   9,603 Other long-term liabilities 6,698   5,587 Total liabilities $ 702,638   $ 771,711 Commitments and contingent liabilities       Redeemable noncontrolling interests 15,407   15,527 Stockholders' equity       Common stock $0.0001 par value; 988,591,250 shares authorized as of March 31, 2022,  and December 31, 2021; 153,648,830 shares issued and outstanding as of March 31,  2022, and December 31, 2021 15   15 Preferred stock $0.0001 par value; 10,000,000 shares authorized, zero shares issued and  outstanding as of March 31, 2022, and December 31, 2021 —   — Additional paid-in capital 406,866   406,259 Accumulated deficit (40,937)   (101,356) Total stockholders' equity $ 365,944   $ 304,918 Noncontrolling interests 20,360   21,093 Total equity $ 386,304   $ 326,011 Total liabilities, redeemable noncontrolling interests, and stockholders' equity $ 1,104,349   $ 1,113,249 Condensed Consolidated Balance Sheets (In thousands, except share and per share data)

Statement of Operations 13 Condensed Consolidated Balance Sheets (In thousands, except share and per share data)   Three Months Ended March 31,   2022   2021 Operating revenues, net $ 19,199   $ 12,471 Operating expenses       Cost of operations (exclusive of depreciation and amortization shown separately below) 4,064   2,920 General and administrative 6,384   3,226 Depreciation, amortization and accretion expense 6,822   4,388 Acquisition and entity formation costs 294   147 Loss (gain) on fair value remeasurement of contingent consideration 169   (1,275) Stock-based compensation 1,305   37 Total operating expenses $ 19,038   $ 9,443 Operating income 161   3,028 Other (income) expense       Change in fair value of redeemable warrant liability (18,458)   — Change in fair value of alignment shares liability (46,346)   — Other expense (income), net 15   (111) Interest expense, net 4,938   3,913 Total other (income) expense $ (59,851)   $ 3,802 Income (loss) before income tax benefit $ 60,012   $ (774) Income tax benefit 123   1,037 Net income $ 60,135   $ 263 Net loss attributable to noncontrolling interests and redeemable noncontrolling interests (284)   (699) Net income attributable to Altus Power, Inc. $ 60,419   $ 962 Net income per share attributable to common stockholders       Basic $ 0.39   $ 0.01 Diluted $ 0.39   $ 0.01 Weighted average shares used to compute net income per share attributable to common  stockholders       Basic 152,662,512   88,741,089 Diluted 153,586,538   89,991,570

Non-GAAP Definitions 14   Adjusted EBITDA is a non-GAAP financial measure and is defined as net income (loss) plus net interest expense, depreciation, amortization and accretion expense, income tax expense,  acquisition and entity formation costs, non-cash compensation expense, and excluding the effect of certain non-recurring items we do not consider to be indicative of our ongoing operating  performance such as, but not limited to, gain on fair value remeasurement of contingent consideration, gain on disposal of property, plant and equipment, change in fair value of  redeemable warrant liability, change in fair value of alignment shares, loss on extinguishment of debt, and other miscellaneous items of other income and expenses. Adjusted EBITDA margin is a non-GAAP financial measure and is defined as Adjusted EBITDA divided by operating revenues. Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures that we use to measure out performance. We believe that investors and analysts also use adjusted  EBITDA in evaluating our operating performance. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of  performance. The GAAP measure most directly comparable to adjusted EBITDA is net income and to adjusted EBITDA margin is net income over operating revenues. The presentation of  adjusted EBITDA and adjusted EBITDA margin should not be construed to suggest that our future results will be unaffected by non-cash or non-recurring items. In addition, our calculation  of adjusted EBITDA and adjusted EBITDA margin are not necessarily comparable to adjusted EBITDA as calculated by other companies and investors and analysts should read carefully  the components of our calculations of these non-GAAP financial measures. We believe adjusted EBITDA is useful to management, investors and analysts in providing a measure of core financial performance adjusted to allow for comparisons of results of  operations across reporting periods on a consistent basis. These adjustments are intended to exclude items that are not indicative of the ongoing operating performance of the business.  Adjusted EBITDA is also used by our management for internal planning purposes, including our consolidated operating budget, and by our board of directors in setting performance-based  compensation targets. Adjusted EBITDA should not be considered an alternative to but viewed in conjunction with GAAP results, as we believe it provides a more complete understanding  of ongoing business performance and trends than GAAP measures alone. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a  substitute for analysis of our results as reported under GAAP.  Altus Power does not provide GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty and without unreasonable effort,  items such as acquisition and entity formation costs, gain on fair value remeasurement of contingent consideration, change in fair value of redeemable warrant liability, change in fair value  of alignment shares. These items are uncertain, depend on various factors, and could be material to Altus Power’s results computed in accordance with GAAP. Q1￿2022￿Earnings